EXHIBIT 99.2

                                                               EXECUTION VERSION

                THIRD AMENDMENT TO POST-PETITION CREDIT AGREEMENT
                -------------------------------------------------

           This THIRD AMENDMENT TO POST-PETITION CREDIT AGREEMENT, dated as of September 25, 2003 (this "Amendment"), is made among WESTPOINT STEVENS INC., a Delaware corporation and Chapter 11 debtor-in-possession ("WPS"), WESTPOINT STEVENS INC. I, a Delaware corporation and Chapter 11 debtor-in-possession ("WPSI"), J. P. STEVENS & CO., INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPS"), J. P. STEVENS ENTERPRISES, INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPSE"), and WESTPOINT STEVENS STORES INC., a Georgia corporation and Chapter 11 debtor-in-possession ("WPSS") (WPS, WPSI, JPS, JPSE and WPSS each is referred to hereinafter as a "Borrower" and collectively as the "Borrowers"), the financial institutions from time to time parties to the Credit Agreement (as hereinafter defined) (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANK OF AMERICA, N.A., in its capacity as administrative and collateral agent for the Lenders (together with its successors in such capacity, the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as syndication agent for the Lenders (in such capacity, the "Syndication Agent" and collectively with Administrative Agent, the "Agents").

                                    RECITALS:
                                    ---------

           Borrowers, Lenders and Agents are parties to a certain Post-Petition Credit Agreement dated as of June 2, 2003, as amended by a First Amendment to Post-Petition Credit Agreement dated as of June 26, 2003, and a Second Amendment to Post-Petition Credit Agreement and First Amendment to Security Agreement dated as of September 25, 2003 (as so amended, the "Credit Agreement"), pursuant to which Lenders have made certain revolving credit loans to and issued various letters of credit for Borrowers.

           The parties desire to amend the Credit Agreement in certain respects as hereinafter set forth, including, without limitation, (i) by amending the definition of "Applicable Margins" appearing in Annex A to the Credit Agreement as hereinafter set forth in order to correct a scrivener's error and to reflect the parties' original intent with respect to the pricing for the DIP Facility,
(ii) by amending the EBITDA covenant set forth in the Credit Agreement, and
(iii) by establishing a subfacility under the Credit Agreement as hereinafter set forth for the creation of bankers' acceptances by the Letter of Credit Issuer for the account of one or more Borrowers.

           NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

           1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

           2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended by:

           (a) adding the following new definitions to Annex A to the Credit Agreement in the appropriate alphabetical order:

               "2003 Restructuring Plan" means the restructuring plan presented to the Lenders on September 16, 2003.

               "2003 Plant Shutdown Costs" means the following non-recurring charges, more specifically described in the 2003 Restructuring Plan, in an aggregate amount not to exceed $84,290,000 ($54,062,000 after tax), that are incurred, accrued or reserved by the Borrowers or their consolidated Subsidiaries during Fiscal Years 2003 through 2006 in connection with the closing and consolidation of certain facilities:
          (i) direct inventory write-offs and/or related increases in inventory reserves; (ii) write-offs of fixed assets and non-capitalized relocation charges; (iii) write-offs of intangibles related to impaired assets; and (iv) without duplication, relocation, severance, unabsorbed overhead and other related costs.

               "Acceptance" means a banker's acceptance created by the Letter of Credit Issuer pursuant to Section 1.5 for the account of one or more Borrowers.

               "Acceptance Obligations" means, on any date, all liabilities of the Borrowers on or with respect to Acceptances, whether or not any such liability is contingent or unmatured, including the sum of (a) the aggregate amount of all unpaid reimbursement obligations in respect of Acceptances and (b) the aggregate face amount of all unmatured Acceptances then outstanding.

               "Discount Rate" means, with respect to any Acceptance at any time, the bid rate in effect at the Letter of Credit Issuer at such time (as determined by the Letter of Credit Issuer in its sole discretion) for commercial drafts or bills eligible for discount by Federal Reserve Banks in the same face amount, with the same maturity, and of the same type, as such Acceptance.

               "Draft" has the meaning specified in Section 1.5(b).

               "Eligible Acceptance" means an Acceptance (a) for which the Letter of Credit Issuer is not required to maintain reserves under Regulation D of the Federal Reserve Board or under any applicable law, and (b) which, in the sole judgment of the Letter of Credit Issuer, is eligible for discount by Federal Reserve Banks.

               "LC/BA Availability Amount" means, on any date, an amount equal to $75,000,000 minus the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding on such date plus, without duplication, (b) the aggregate unpaid reimbursement obligations on such date with respect to all Letters of Credit, plus (c) the aggregate amount of all Acceptance Obligations on such date.

               "LC/BA Subfacility" means $75,000,000.

               "Next Availability Test Period" has the meaning specified in
          Section 7.24.

           (b) deleting clause (h) of the definition of "Adjusted Net Earnings from Operations" appearing in Annex A to the Credit Agreement and by substituting in lieu thereof the following new clause (h):

               (h) without duplication, those Plant Shutdown Costs that have not been incurred, accrued or reserved as of the Petition Date and the 2003 Plant Shutdown Costs; and

           (c) deleting the definition of "Aggregate Revolver Outstandings" appearing in Annex A to the Credit Agreement and by substituting in lieu thereof the following new definition:

               "Aggregate Revolver Outstandings" means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans,
          (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and (e) the aggregate amount of all Acceptance Obligations on such date.

           (d) amending the definition of "Applicable Margins" appearing in Annex A to the Credit Agreement by:

               (i) deleting the percentage "0.625%" appearing in clause (i) thereof and by substituting in lieu thereof the percentage "0.75%"; and

               (ii) deleting the percentage "0.50%" appearing in clause (iii) thereof and by substituting in lieu thereof the percentage "0.625%".

           (e) deleting the definition of "Letter of Credit Subfacility" appearing in Annex A to the Credit Agreement and by substituting the phrase "LC/BA Subfacility " for the phrase "Letter of Credit Subfacility" wherever it appears in the Credit Agreement.

           (f) deleting the last sentence of the definition of "Obligations" appearing in Annex A to the Credit Agreement and by substituting in lieu thereof the following new last sentence:

               "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with Letters of Credit, (b) all Acceptance Obligations, (c) Loans, and (d) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.

           (g) deleting the definition of "Overadvance Condition" appearing in Annex A to the Credit Agreement and by substituting in lieu thereof the following new definition:

               "Overadvance Condition" means and shall be deemed to exist at any time (a) the sum of (i) the aggregate outstanding principal amount of Revolving Loans, (ii) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, (iii) the aggregate amount of all unpaid reimbursement obligations in respect of Letters of Credit, and (iv) the aggregate amount of all Acceptance Obligations exceeds (b) the lesser of (i) the Maximum Revolver Amount and (ii) the Borrowing Base.

           (h) deleting the definition of "Unused Letter of Credit Subfacility" appearing in Annex A to the Credit Agreement and by substituting the phrase "LC/BA Availability Amount" for the phrase "Unused Letter of Credit Subfacility" wherever it appears in the Credit Agreement.

           (i) deleting the second sentence of Section 1.1 in its entirety and by substituting in lieu thereof the following new sentence:

               The DIP Facility shall be composed of a revolving line of credit consisting of Revolving Loans, Letters of Credit and Acceptances as described herein.

           (j) further amending Article 1 by adding at the end thereof the following new Sections:

          1.5. Acceptance Facility.

                    (a) Subject to the terms and conditions of this Agreement, the Administrative Agent agrees to cause the Letter of Credit Issuer to create bankers' acceptances for the account of one or more Borrowers by accepting time drafts drawn by beneficiaries under Letters of Credit in accordance with the terms thereof. The aggregate face amount of all Acceptances at any one time outstanding shall not exceed the LC/BA Subfacility; provided, however, that (i) the face amount of any Acceptance created pursuant to this Section 1.5(a) shall not exceed the LC/BA Availability Amount and (ii) the face amount of any Acceptance created pursuant to this Section 1.5(a), plus all commissions due from the Borrowers in connection with the creation thereof, shall not exceed Availability, in each case as determined at the time of such creation.

                    (b) Each draft (a "Draft") accepted by the Letter of Credit
               Issuer in accordance with Section 1.5(a) shall (a) be dated the date of acceptance of such Draft by the Letter of Credit Issuer,
               (c) mature on a Business Day not less than one (1) or more than six (6) months after the date such Draft is accepted by the Letter of Credit Issuer, and (c) have a face amount not less than the amount of the drawing under the Letter of Credit for which such Acceptance is so being created, payable in Dollars.

          1.6. Acceptance Commission. The Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an acceptance commission, with respect to each Acceptance created by the Letter of Credit Issuer hereunder, on the face amount of such Acceptance, for the period from the date of such Acceptance to the date of its maturity, at a rate per annum equal to the Applicable Margin in effect from time to time for LIBOR Revolving Loans (with a minimum fee of $125), payable in full on the date of the creation of such Acceptance. The acceptance commission shall be computed on the basis of a 360-day year and the actual number of days elapsed.

          1.7. Discount. The Letter of Credit Issuer agrees to discount any Draft issued in accordance with the terms of a Letter of Credit if requested to do so by the beneficiary of such Letter of Credit. The discount rate with respect to such discounting shall be the Discount Rate in effect at the time of creation of such Acceptance. In the event the Discount Rate is for account of one or more Borrowers, the amount of the discount is to be collected from the Borrowers on the date of the creation and discounting of the Acceptance. The Letter of Credit Issuer may at any time or from time to time sell, rediscount or otherwise dispose of such Acceptance.

          1.8. Termination of the Acceptance Commitment. Notwithstanding anything to the contrary herein, if any of the following events shall occur:

               (a) There is a determination made by the Letter of Credit Issuer or by any regulatory body (including, without limitation, the staff of any Federal Reserve Bank), or there is a change in, or change in interpretation of, any applicable rule or regulation, to the effect that any Acceptance created hereunder is not, or would not be, an Eligible Acceptance; or

               (b) Any restriction is imposed on the Letter of Credit Issuer, including any change in acceptance limits imposed on the Letter of Credit Issuer which would prevent the Letter of Credit Issuer from creating Acceptances;

          then the Administrative Agent may, by notice to the Borrowers in writing or by telephone (confirmed in writing), terminate the obligation of the Administrative Agent to cause the Letter of Credit Issuer to create Acceptances hereunder in whole or in part, effective on the date on which the Administrative Agent gives such notice.

          1.9. Payments of Acceptance Obligations. The Borrowers are jointly and severally obligated, and hereby jointly and severally absolutely and unconditionally agree, to pay to the Administrative Agent the face amount of each Acceptance created by the Administrative Agent hereunder on the maturity date of such Acceptance. The Borrowers jointly and severally agree to pay interest on any and all amounts required to be paid pursuant to the preceding sentence from and after the due date thereof until payment in full, payable on demand, at an annual rate of interest equal to the Base Rate plus two percent (2%) per annum. The maturing of any Acceptance shall constitute a request by the Borrowers to the Administrative Agent for a Borrowing of a Base Rate Revolving Loan in the amount equal to the face amount of such Acceptance. The Funding Date with respect to such Borrowing shall be the maturity date of such Acceptance.

          1.10 Participations in Acceptance Obligations.

               (a) Purchase of Participations. Immediately upon the creation of any Acceptance in accordance with Section 1.5(a), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Acceptance (including all obligations of the Borrowers with respect thereto, and any security therefore or guaranty pertaining thereto).

               (b) Sharing of Reimbursement Obligation Payments. Whenever the Administrative Agent receives a payment from the Borrowers on account of reimbursement obligations in respect of an Acceptance as to which the Administrative Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender, the Administrative Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from the Borrowers. Each such payment shall be made by the Administrative Agent on the next Settlement Date.

               (c) Documentation. Upon the request of any Lender, the Letter of Credit Issuer shall report to the Lenders the aggregate face amount of all Acceptances then outstanding and such other information concerning the Acceptances as such Lender shall reasonably request. Other than as set forth in this subsection (c), the Letter of Credit Issuer shall have no duty to notify the Lenders regarding the creation or other matters regarding Acceptances created hereunder.

               (d) Obligations Irrevocable. The obligations of each Lender to make payments to the Administrative Agent with respect to any Acceptance or with respect to their participation therein or with respect to the Revolving Loans made as a result of the maturing of any Acceptance and the obligations of the Borrowers for whose account the Acceptance was created to make payments to the Administrative Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

                    (i) any lack of validity or enforceability of any Draft,
               this Agreement or any of the other DIP Financing Documents;


                    (ii) the existence of any claim, setoff, defense or other
               right which a Borrower may have at any time against the holder of any Draft, any Lender, the Letter of Credit Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transactions;

                    (iii) any Draft proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (iv) the surrender or impairment of any security for the
               performance or observance of any of the terms of any of the DIP Financing Documents;

                    (v) any non-application or misapplication of the proceeds of an Acceptance;

                    (vi) the occurrence of any Default or Event of Default; or

                    (vii) the failure of the Borrowers to satisfy the applicable conditions precedent set forth in Article 8.

          1.11. Additional Costs. Without limitation of any other provision hereof, if any Acceptance created hereunder is not, for any reason beyond the control of the Letter of Credit Issuer, an Eligible Acceptance at the time of its creation, the Borrowers shall, upon demand by the Letter of Credit Issuer, pay to the Letter of Credit Issuer additional amounts sufficient to indemnify the Letter of Credit Issuer against any additional costs, as determined by the Letter of Credit Issuer, incurred by the Letter of Credit Issuer (including costs resulting from reserve requirements, or premium liability to the Federal Deposit Insurance Corporation or a higher discount rate) in connection with such Acceptance resulting from such Acceptance not being an Eligible Acceptance.

          1.12 Indemnification; Assumption of Risk; Exoneration.

               (a) Indemnification. In addition to amounts payable as elsewhere provided in this Agreement, the Borrowers agree, jointly and severally, to protect, indemnify, defend, pay and save the Lenders and the Administrative Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Administrative Agent or any Lender (other than a Lender in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the creation of any Acceptance. The Borrowers' obligations under this Section shall survive payment of all of the Obligations and termination of the Commitments.

               (b) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders, the Administrative Agent and the Letter of Credit Issuer, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Acceptances by the respective holders of such Acceptances.

               (c) Exoneration. Without limiting the foregoing, no action or omission whatsoever by the Administrative Agent or any Lender relative to any Acceptance (excluding any Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of the Administrative Agent or any Lender to any Borrower, or relieve the Borrowers of any of their obligations hereunder to any such Person.

          1.13. Maturity Date of Acceptances Past Termination Date; Supporting Letter of Credit; Cash Collateral. If any Acceptances remain outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, with respect to each Acceptance then outstanding, as the Administrative Agent shall specify, either (i) a Supporting Letter of Credit in form and substance satisfactory to the Administrative Agent, issued by an issuer satisfactory to the Administrative Agent in an amount equal to the face amount of such

     Acceptance, under which Supporting Letter of Credit the Administrative Agent is entitled to draw amounts necessary to reimburse the Administrative Agent and the Lenders for payments to be made by the Administrative Agent and the Lenders upon presentment of such Acceptance or (ii) cash collateral in an amount equal to the face amount of such Acceptance, which the Administrative Agent is entitled to apply as necessary to reimburse the Administrative Agent and the Lenders for payments to be made by the Administrative Agent and the Lenders upon presentment of such Acceptance.

           (k) deleting the first sentence of Section 3.5 in its entirety and by substituting in lieu therof the following new sentence:

               At the election of the Administrative Agent, all payments of principal, interest, reimbursement obligations in connection with Acceptances, Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder.

           (l) deleting the second sentence of Section 3.6 in its entirety and by substituting in lieu thereof the following new sentence:

               All payments shall be remitted to the Administrative Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Administrative Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, commissions, indemnities or expense reimbursements then due to the Administrative Agent from the Borrowers; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers; third, to pay interest due in respect of all Loans, including Non-Ratable Loans and Agent Advances; fourth, to pay or prepay principal of the Non-Ratable Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit and Acceptances; sixth, to pay an amount to the Administrative Agent equal to the aggregate undrawn face amount of all outstanding Letters of Credit and the aggregate amount of all outstanding Acceptance Obligations to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligation, including any amounts relating to Bank Products due to the Administrative Agent or any Lender by the Borrowers.

           (m) deleting Sections 7.23 and 7.24 in their entireties and by substituting in lieu thereof the following new Sections 7.23 and 7.24:

               7.23 EBITDA. The Borrowers and their Subsidiaries, on a consolidated basis, shall be required to have EBITDA for each specified period set forth below of not less than the amount set forth below opposite each such specified period:

                      Period                                         EBITDA
                      ------                                         ------
           The period of four (4) consecutive Fiscal Months          $40,000,000
           ending on the last day of the Fiscal Month of September, 2003

           The period of seven (7) consecutive Fiscal Months         $65,000,000
           ending on the last day of the Fiscal Month of December, 2003

          The period of ten (10) consecutive Fiscal Months          $88,000,000
          ending on the last day of the Fiscal Month of March,
          2004

          The period of four (4) consecutive Fiscal Quarters        $101,000,000
          ending on the last day of the Fiscal Month of June,
          2004

          The period of four (4) consecutive Fiscal Quarters        $106,000,000
          ending on the last day of the Fiscal Month of September, 2004

          Each period of four (4) consecutive Fiscal Quarters       $104,000,000
          ending on or after the last day of the Fiscal Month of December, 2004

               7.24 Minimum Availability. If EBITDA of the Borrowers and their Subsidiaries, on a consolidated basis, for any specified period set forth below is less than the amount set forth below opposite such specified period, then the Borrowers shall not permit Availability at any time during the Next Availability Test Period to be less than (i) $75,000,000, if the Next Availability Test Period commences on or before December 31, 2003, or (ii) $100,000,000, if the Next Availability Test Period commences after December 31, 2003. For the purposes of this Section 7.24, "Next Availability Test Period" shall mean, with respect to any specified period set forth below, the period commencing on the date the consolidated monthly Financial Statements of the Borrowers and their consolidated Subsidiaries and the related compliance certificate in respect of the last Fiscal Month included in such specified period are actually delivered by the Borrowers to the Administrative Agent and ending on the date the consolidated monthly Financial Statements and related compliance certificate for the next succeeding Fiscal Month are required to be delivered to the Administrative Agent, in each case pursuant to Sections 5.2(b) and (e) hereof.

                      Period                                      EBITDA
                      ------                                      ------
           The period of four (4) consecutive Fiscal Months       $42,000,000
           ending on the last day of the Fiscal Month of September, 2003

         The period of five (5) consecutive Fiscal Months      $53,000,000
         ending on the last day of the Fiscal Month of October, 2003

         The period of six (6) consecutive Fiscal Months       $64,000,000
         ending on the last day of the Fiscal Month of November, 2003

         The period of seven (7) consecutive Fiscal            $74,000,000
         Months ending on the last day of the Fiscal
         Month of December, 2003

         The period of eight (8) consecutive Fiscal            $83,000,000
         Months ending on the last day of the Fiscal
         Month of January, 2004

         The period of nine (9) consecutive Fiscal Months      $92,000,000
         ending on the last day of the Fiscal Month of February, 2004

         The period of ten (10) consecutive Fiscal Months      $100,000,000
         ending on the last day of the Fiscal Month of March, 2004

         The period of eleven (11) consecutive Fiscal          $107,000,000
         Months ending on the last day of the Fiscal
         Month of April, 2004

         The period of twelve (12) consecutive Fiscal          $115,000,000
         Months ending on the last day of each of the Fiscal Months of May and June, 2004

         The period of twelve (12) consecutive Fiscal          $119,000,000
         Months ending on the last day of each of the Fiscal Months of July and August, 2004

         Each period of twelve (12) consecutive Fiscal         $120,000,000
         Months ending on or after the last day of the Fiscal Month of September, 2004

           (n) deleting Section 7.34 in its entirety and by substituting in lieu thereof the following new Section 7.34:

                    7.34 Shutdown Costs. The Borrowers shall not incur (a) after the Petition Date, any Plant Shutdown Costs, in cash, in an aggregate amount in excess of $8,500,000, or (b) any 2003 Plant Shutdown Costs, in cash, in an aggregate amount in excess of $28,737,000.

           (o) amending Sections 8.2 and 8.3 by inserting immediately after the phrase "to issue any Letter of Credit" wherever it appears therein, the phrase "or to create Acceptances".

           (p) amending Section 9.2(a) by:

                    (i) deleting clause (iii) of the first sentence of Section
               9.2(a) and by substituting in lieu thereof the following new clause (iii):

                         (iii) restrict or refuse to provide Credit Support or
                    otherwise cause the issuance of Letters of Credit or to cause the creation of Acceptances;

                    (ii) amending clause (C) of the second sentence of Section
               9.2(a) by inserting immediately after the reference to "Letters of Credit" appearing therein, the phrase "and the aggregate amount of all Acceptance Obligations."

           (q) amending Section 12.16(d) by inserting immediately after each reference to "Letter of Credit" appearing therein, the phrase "or Acceptance."

           3. RATIFICATION AND REAFFIRMATION. Borrowers hereby ratify and reaffirm the Obligations, each of the DIP Financing Documents and all of Borrowers' covenants, duties, indebtedness and liabilities under the DIP Financing Documents.

           4. REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

           5. AMENDMENT FEE; EXPENSES OF ADMINISTRATIVE AGENT. In consideration of the Agents' and the Lenders' willingness to enter into this Amendment and modify the terms of the Loan Agreement as set forth herein, Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an amendment fee in the amount of $450,000 in immediately available funds on the date of entry by the Court of an order approving the terms of this Amendment, which fee is earned on the date hereof and is not subject to refund or rebate of any kind whatsoever. Additionally, the Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and effectiveness of this Amendment and any other documents or instruments executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Administrative Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

           6. EFFECTIVENESS. This Amendment shall become effective as of June 2, 2003, upon entry by the Court of an order approving the terms of this Amendment and upon receipt by the Administrative Agent of (a) the amendment fee described in Section 5 hereof, and (b) the following documents, each of which shall be in form and substance satisfactory to the Administrative Agent and the Majority
Lenders:

           (i) at least 12 original counterparts of this Amendment, duly executed and delivered by the Borrowers, the Majority Lenders and the Administrative Agent; and

           (ii) a copy of each Borrower's resolutions, certified as true and complete by the corporate secretary or assistant secretary of such Borrower, which resolutions shall authorize such Borrower's execution, delivery and performance of its obligations under this Amendment and each amendment to the Credit Agreement heretofore executed and delivered by the Borrowers.

           7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

           8. COURT APPROVAL. Each of the parties hereby agrees to pursue diligently and promptly Court approval of this Amendment.

           9. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other DIP Financing Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction.

           10. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

                                         BORROWERS:
                                         ---------

                                         WESTPOINT STEVENS INC.,
                                         a Delaware corporation

                                         By:____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                         WESTPOINT STEVENS INC. I,
                                         a Delaware corporation

                                         By:____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                         J.P. STEVENS & CO., INC.,
                                         a Delaware corporation

                                         By:____________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                         J.P. STEVENS ENTERPRISES, INC.,
                                         a Delaware corporation


                                         By:____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                         WESTPOINT STEVENS STORES INC.,
                                         a Georgia corporation

                                         By:____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            AGENTS:
                                            -------

                                            BANK OF AMERICA, N.A.,
                                            as Administrative Agent

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Syndication Agent

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            LENDERS:
                                            --------

                                            BANK OF AMERICA, N.A.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WACHOVIA BANK, NATIONAL ASSOCIATION

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                           WHITEHALL BUSINESS CREDIT CORPORATION

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            MORGAN STANLEY SENIOR FUNDING, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            WELLS FARGO FOOTHILL, LLC

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                            ORIX FINANCIAL SERVICES, INC.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                         THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         GENERAL ELECTRIC CAPITAL CORPORATION

                                         By:____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                               AMSOUTH BANK

                                               By:______________________________
                                                  Name:_________________________
                                                  Title:________________________

                                             FLEET CAPITAL CORPORATION

                                             By:________________________________
                                                Name:___________________________
                                                Title:__________________________